UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2007 (March 21, 2007)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100	77019
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
News Release

Item 5.02	Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 21, 2007, Baker Hughes Incorporated (the “Company”) announced that Douglas J. Wall had resigned as Vice President and Group President of Completion and Production effective March 30, 2007. Mr. Wall, a named executive officer of the Company (“NEO”), is leaving the Company to pursue another opportunity in the oilfield service industry.

Item 7.01	Regulation FD Disclosure
On March 21, 2007, the Company issued a news release announcing the organizational appointments. A copy of the news release is being furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 8.01	Other Events
David H. Barr, Vice President and Group President, Baker Hughes Drilling and Evaluation, has been appointed Vice President and Group President, Baker Hughes Completion and Production effective March 30, 2007.
Martin S. Craighead has been appointed Vice President and Group President, Baker Hughes Drilling and Evaluation effective March 30, 2007. Mr. Craighead replaces Mr. Barr.
Paul S. Butero, President of Baker Atlas, has been appointed President of INTEQ succeeding Mr. Craighead effective March 30, 2007.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits.
99.1	News Release of Baker Hughes Incorporated dated March 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: March 22, 2007	By:	/s/ Sandra E. Alford

Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated March 21, 2007.